                                                                   EXHIBIT 10.27


                                                                  EXECUTION COPY


                                MERGER AGREEMENT

     This Merger Agreement (this "Agreement") is entered into as of November __, 1998 by and among UNITED ROAD SERVICES, INC., a Delaware corporation ("United"); URS TRANSPORT, INC., a Delaware corporation and wholly-owned subsidiary of United (sometimes hereinafter referred to as the "United Merger Sub," and together with United, the "United Companies"); MPG TRANSCO, LTD., an Illinois corporation (the "Company"); and MICHAEL A. WYSOCKI, PATRICK M. RILEY and GARY
R. SIENKIEWICZ, each a resident of the State of Michigan, who together constitute all of the shareholders of the Company (together, the "Shareholders"). Certain other capitalized terms used herein are defined in
Article X and throughout this Agreement.


                                    RECITALS
                                   ---------

     The Boards of Directors of the United Companies and the Company have determined that it is in the best interests of their respective shareholders for United to acquire the Company upon the terms and subject to the conditions set forth in this Agreement. In order to effectuate the transaction, United has organized the United Merger Sub as a wholly-owned subsidiary, and the parties have agreed, subject to the terms and conditions set forth in this Agreement, to merge the Company with and into the United Merger Sub so that the United Merger Sub continues as the surviving corporation. As a result, each of the Shareholders will be issued certain shares of common stock of United and cash consideration.


                               TERMS OF AGREEMENT
                               ------------------

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                                   THE MERGER
                                   ----------

     1.1  THE MERGER.  Subject to the terms and conditions of this Agreement and
          ----------
in accordance with the Business Corporation Law of the State of Illinois and the State of Delaware (the "Corporations Codes"), at the Effective Time (as defined below) the Company shall be merged with and into the United Merger Sub (the "Merger") pursuant to the terms and conditions set forth in the Plan of Merger and Reorganization attached hereto as Exhibit "A" (the "Plan of Merger"). The terms and conditions of the Plan of Merger are incorporated herein by reference as if fully set forth herein. As a result of the Merger, the separate corporate existence of the Company shall cease and the United Merger Sub shall continue as the surviving corporation (the "Surviving Corporation").

     1.2  THE CLOSING.  Subject to the terms and conditions of this Agreement,
          -----------
the consummation of the Merger (the "Closing") shall take place as promptly as practicable (and in any event within five (5) business days) after satisfaction or waiver of the conditions set forth in Articles VI and VII, at the offices of Kerr, Russell and Weber, PLC, or such other time and place as the parties may otherwise agree.

     1.3  MERGER CONSIDERATION.
          --------------------

          (a) The Merger Consideration (the "Merger Consideration") that will be paid in the Merger in exchange for all of the issued and outstanding shares of capital stock of the Company shall be equal to $29,492,000.00 minus the amount
                                                              -----
of all Indebtedness of the Company at the Effective Time and minus the amount of
                                                             -----
all commitments for capital expenditures of the Company as of the Effective Time as provided below.

          (b) The Merger Consideration shall be payable to the Shareholders as follows: (i) in an aggregate number of shares of common stock, par value $.001 per share, of United (the "United Common Stock") determined by dividing (x) $14,746,000.00; by (y) the greater of (a) the average closing price of a share of United Common Stock on The Nasdaq Stock Market ("Nasdaq") for the ten (10) consecutive trading days which precede the third trading day which is immediately prior to the date of this Agreement, as reported (absent manifest error in the printing thereof) by the Wall Street Journal (Eastern Edition) or
(b) $13.00 per share of United Common Stock (the "Average Closing Price"); and
(ii) in cash in the amount of $14,746,000.00 minus the amount of all
                                             -----
Indebtedness of the Company at the Effective Time and minus the amount of all
                                                      -----
commitments for capital expenditures of the Company as of the Effective Time.

     1.4  FILING OF ARTICLES OF MERGER AND CERTIFICATE OF MERGER.  At the time
          ------------------------------------------------------
of the Closing, the parties shall cause the Merger to be consummated by filing
(i) a duly executed Articles of Merger (with the completed Plan of Merger attached thereto) with the Secretary of State of the State of Illinois and (ii) a certificate of Merger with the Secretary of State of the State of Delaware, each in such form as the parties determine is required by and is in accordance with the relevant provisions of the Corporations Codes (the date and time of such filing is referred to herein as the "Effective Date" or "Effective Time").

     1.5  ISSUANCE OF UNITED SHARES; DELIVERY OF CERTIFICATES.  At the Effective
          ---------------------------------------------------
Time, each of the Shareholders shall deliver the certificates representing all issued and outstanding shares of Company Common Stock to United for cancellation, and United shall issue to each of the Shareholders (a) the shares of United Common Stock issuable pursuant to Section 1.3, and (b) the cash consideration payable pursuant to Section 1.3, based on the number of shares of Company Common Stock owned by such Shareholders on the Effective Date as set forth on Schedule 3.5 and
         ------------
shall deliver such shares and cash in the following manner: (i) United shall set aside and hold in accordance with Article IX certificates for shares of United Common Stock evidencing ten percent (10%) of the Merger Consideration (rounded to the nearest whole share) (the "Held Back Shares"); (ii) United shall deliver to each of such Shareholders one or more certificates evidencing the balance of such shares of United Common Stock, and (iii) United shall deliver the remainder of the Merger Consideration to the Shareholders by wire transfer of immediately available funds . The shares of United Common Stock, including the Held Back Shares, issuable by United in the Merger are sometimes referred to herein as the "United Shares."

     1.6  TAX TREATMENT.  The parties hereto intend that the transactions
          -------------
contemplated hereby are to be treated as a tax-free reorganization under Section 368 of the Code.

                                   ARTICLE II

             REPRESENTATIONS AND WARRANTIES OF THE UNITED COMPANIES
             ------------------------------------------------------

     As a material inducement to each of the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, the United Companies make the following representations and warranties to the Shareholders:

     2.1    CORPORATE STATUS.  Each of the United Companies is a corporation
            ----------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to own or lease its properties and to carry on its business as now being conducted. There is not a pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of either of the United Companies.

     2.2    CORPORATE POWER AND AUTHORITY.  Each of the United Companies has the
            -----------------------------
corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of the United Companies has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

     2.3    ENFORCEABILITY.  This Agreement has been duly executed and delivered
            --------------
by each of the United Companies and constitutes a legal, valid and binding obligation of each of the United Companies, enforceable against each of the United Companies in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     2.4  UNITED COMMON STOCK.  Upon consummation of the Merger and the issuance
          -------------------
and delivery of certificates representing the United Shares to the Shareholders, the United Shares will be validly issued, fully paid and non-assessable shares of United Common Stock.

     2.5    NO COMMISSIONS.  Except with respect to any finder's or broker's or
            --------------
agent's fees or commissions owed to any consultant or employee of the United Companies, none of the United Companies has incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     2.6    NO VIOLATION.  The execution and delivery of this Agreement by the
            ------------
United Companies, the performance by them of their respective obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not (i) contravene any provision of the articles of incorporation or bylaws of the United Companies, (ii) violate or conflict with any law, statute, ordinance, rule regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against the United Companies, or
(iii) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by the United Companies and any filings pursuant to the HSR Act.

     2.7  REGISTRATION STATEMENT.  The United Shares will be issued pursuant to
          ----------------------
that certain prospectus dated November 3, 1998, which forms a part of post-effective amendment No. 1 to Registration Statement on Form S-1 (No. 333-56603), filed by United with the SEC.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
                                THE SHAREHOLDERS
                                ----------------

     As a material inducement to each of the United Companies to enter into this Agreement and to consummate the transactions contemplated hereby, the Company and each of the Shareholders, jointly and severally, make the following representations and warranties to United:

     3.1    CORPORATE STATUS.  Each of the Company and its subsidiary is a
            ----------------
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite power and authority to own or lease its properties and to carry on its business as now being conducted. Except as set forth on Schedule 3.1, each of the Company and its subsidiary is
                       ------------
legally qualified to transact business as a foreign corporation in any jurisdiction in which the nature of its properties and the conduct of its business requires such qualification and such jurisdictions are set forth on
Schedule 3.1 attached hereto.  Except as set forth on Schedule 3.24, each of the
------------                                          -------------
Company and its subsidiary has fully complied with all of the requirements of any statute governing the use and registration of the names listed in Schedule
                                                                      --------
3.1, and has the legal right to use the names under which it operates its
---
business. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

     3.2    POWER AND AUTHORITY.  The Company has the corporate power and
            -------------------
authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. Each of the Shareholders is an individual residing in the State of Michigan, and has the requisite competence and authority to execute and deliver this Agreement, to perform his respective obligations hereunder and to consummate the transactions contemplated hereby.

     3.3    ENFORCEABILITY.  This Agreement has been duly executed and delivered
            --------------
by the Company and the Shareholders, and constitutes the legal, valid and binding obligation of each of them, enforceable against them in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     3.4    CAPITALIZATION.  As of the date hereof, the Company has (a) 10,000
            --------------
shares of Company Common Stock authorized and no other shares of any class of capital stock, (b) 1,000 shares of Company Common Stock issued and outstanding, and (c) no shares of Company Common Stock held in treasury. All of the issued and outstanding shares of capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and non-assessable, (ii) were issued in compliance with all applicable state and federal securities laws, and
(iii) were not issued in violation of any preemptive rights or rights of first refusal. Except as described in Schedule 3.4, (i) no preemptive rights or
                                -------------
rights of first refusal exist with respect to the shares of capital stock of the Company and no such rights arise by virtue of or in connection with the transactions contemplated hereby; (ii) there are no outstanding or authorized rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require the Company to issue or sell any shares of its capital stock (or securities convertible into or exchangeable for shares of its capital stock); (iii) there are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company; (iv) there are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the capital stock of the Company; and (v) the Company is not obligated to redeem or otherwise acquire any of its outstanding shares of capital stock.

     3.5    SHAREHOLDERS OF THE COMPANY.  Schedule 3.5 sets forth, with respect
            ---------------------------   ------------
to the Company, the name, address and federal taxpayer identification number of, and the number of outstanding shares of each class of its capital stock owned of record and/or beneficially by, each shareholder of the Company as of the close of business on the date of this Agreement. As of the date hereof, the Shareholders constitute all of the holders of all issued and outstanding shares of capital stock of the Company, and, except as set forth on Schedule 3.5, each
                                                             ------------
of the Shareholders owns such shares free and clear of all Liens, restrictions and claims of any kind.

     3.6  NO VIOLATION.  Except as set forth in Schedule 3.6, the execution and
          ------------                          ------------
delivery of this Agreement by the Company and the Shareholders, the performance by them of their respective obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not (i) contravene any provision of the articles of incorporation or bylaws of the Company or its subsidiary, (ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company, its subsidiary or any of the Shareholders, (iii) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Material Contract which is applicable to, binding upon or enforceable against the Company, its subsidiary or any of the Shareholders, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any SEC and other filings required to be made by United and any HSR Act filings to be made by the Company or the Shareholders.

     3.7    RECORDS OF THE COMPANY.  The copies of the articles of incorporation
            ----------------------
and bylaws of the Company and its subsidiary which were provided to United are true, accurate and complete and reflect all amendments made through the date of this Agreement. The minute books for the Company and its subsidiary made available to United for review were correct and complete in all material respects as of the date of such review, except as described in Schedule 3.7,
                                                               ------------
such minute books contain the true signatures of the persons purporting to have signed them, and such minute books contain an accurate record of all material corporate actions of the shareholders and directors (and any committees thereof) of the Company and its subsidiary taken by written consent or at a meeting since incorporation. All material corporate actions taken by the Company and its subsidiary have been duly authorized or ratified. All accounts, books, ledgers and official and other records of the Company and its subsidiary have been fully, properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained therein. Except as set forth on Schedule 3.7, the stock ledgers of the Company
                                 ------------
and its subsidiary, as previously made available to United, contain accurate and complete records of all issuances, transfers and cancellations of shares of the capital stock of the Company and its subsidiary.

     3.8    SUBSIDIARIES.  Except as set forth in Schedule 3.8, the Company does
            ------------                          ------------
not own, directly or indirectly, any outstanding voting securities of or other interests in, or control, any other corporation, partnership, joint venture or other business entity.

     3.9    FINANCIAL STATEMENTS.  The Shareholders have delivered to United
            --------------------
true, correct and complete copies of the following financial statements of the Company, copies of which are attached to Schedule 3.9 hereto (collectively, the
                                         ------------
"Financial Statements"): (i) the financial statements of the Company for the twelve (12) month period ended July 31, 1997, audited by KPMG Peat Marwick ("KPMG"), and (ii) the financial statements of the Company for the eleven (11) month period ended June 30, 1998, audited by KPMG. The balance sheet of the Company, dated as of June 30, 1998, included in the Financial Statements is referred to herein as the "Current Balance Sheet." The Financial Statements fairly present the financial position of the Company at the balance sheet date and the results of operations for the periods covered thereby, and have been prepared in accordance with GAAP consistently applied throughout the periods indicated, except, in the case of interim financial statements, for normal year-end audit adjustments and the absence of footnotes. The books and records of the Company fully and fairly reflect all of its transactions, properties, assets and liabilities. Except as disclosed in the Financial Statements, there are no extraordinary or material non-recurring items of income or expense during the periods covered by the Financial Statements and the balance sheets included in the Financial Statements do not reflect any writeup or revaluation increasing the book value of any assets, except as specifically disclosed in the notes thereto. The Financial Statements reflect all adjustments necessary for a fair presentation of the financial information contained therein.

     3.10   CHANGES SINCE THE CURRENT BALANCE SHEET DATE.  Except as disclosed
            --------------------------------------------
in Schedule 3.10, since the date of the Current Balance Sheet, the Company has
   -------------
not (i) issued any capital stock or other securities; (ii) made any distribution of or with respect to its capital stock or other securities or purchased or redeemed any of its securities; (iii) paid any bonus to or increased the rate of compensation of any of its officers or salaried employees or amended any other terms of employment of such persons, except for customary annual bonuses and wage increases consistent with past practice; (iv) sold, leased or transferred any of its properties or assets other than in the ordinary course of business consistent with past practice; (v) made or obligated itself to make capital expenditures out of the ordinary course of business consistent with past practice; (vi) made any payment in respect of its liabilities other than in the ordinary course of business consistent with past practice; (vii) incurred any obligations or liabilities (including any indebtedness) or entered into any transaction or series of transactions involving in excess of $20,000 in the aggregate out of the ordinary course of business, except for this Agreement and the transactions contemplated hereby; (viii) suffered any theft, damage, destruction or casualty loss, not covered by insurance and for which a timely claim was filed, in excess of $20,000 in the aggregate; (ix) suffered any extraordinary losses (whether or not covered by insurance); (x) waived, canceled, compromised or released any rights having a value in excess of $20,000 in the aggregate; (xi) made or adopted any change in its accounting practice or policies; (xii) made any adjustment to its books and records other than in respect of the conduct of its business activities in the ordinary course consistent with past practice; (xiii) entered into any transaction with any Affiliate other than intercompany transactions in the ordinary course of business consistent with past practice; (xiv) entered into any employment agreement outside of the ordinary course; (xv) terminated, amended or modified any agreement involving an amount in excess of $20,000; (xvi) imposed any security interest or other Lien on any of its assets other than in the ordinary course of business consistent with past practice; (xvii) made or pledged any charitable contribution in excess of $5,000; or (xviii) agreed to do or authorized any of the foregoing.

    3.11  LIABILITIES OF THE COMPANY.  Each of the Company and its subsidiary
          --------------------------
does not have any liabilities or obligations, whether accrued, absolute, contingent or otherwise, except (a) to the extent reflected or taken into account in the Current Balance Sheet and not heretofore paid or discharged, (b) liabilities incurred in the ordinary course of business consistent with past practice since the date of the Current Balance Sheet (none of which relates to breach of contract, breach of warranty, tort, infringement or violation of law, or which arose out of any action, suit, claim, governmental investigation or arbitration proceeding), (c) normal accruals, reclassifications, and audit adjustments which would be reflected on an audited financial statement and which would not be material in the aggregate, and (d) as disclosed in any Schedule to this Agreement (the liabilities and obligations referenced in (a), (b), (c), and (d) above are hereinafter referred to as the "Designated Liabilities").

     3.12   LITIGATION.  Except as described in Schedule 3.12, there is no
            ----------                          -------------
action, suit, or other legal, arbitration or administrative proceeding or governmental investigation pending, or, to the Knowledge of the Shareholders and the Company, threatened, or anticipated against, by or affecting each of the Company or its subsidiary, or any of its properties or assets, or which questions the validity or enforceability of this Agreement or the transactions contemplated hereby, and there is no basis for any of the foregoing. There are no outstanding orders, decrees or stipulations issued by any court or Governmental Authority in any proceeding to which either of the Company or its subsidiary is or was a party which have not been complied with in full or which continue to impose any material obligations on each of the Company or its subsidiary.

     3.13   ENVIRONMENTAL MATTERS.  Except as disclosed in Schedule 3.13:
            ---------------------                          -------------

          (a) The Company (as defined in clause (g) below) is and has at all times been in full compliance with all Environmental Laws (as defined in clause
(g) below) governing its business, operations, properties and assets, including, without limitation: (i) all requirements relating to the Discharge (as defined in clause (g) below) and Handling (as defined in clause (g) below) of Hazardous Substances (as defined in clause (g) below); (ii) all requirements relating to notice, record keeping and reporting; (iii) all requirements relating to obtaining and maintaining Licenses (as defined in clause (g) below) for the ownership of its properties and assets and the operation of its business as presently conducted, including Licenses relating to the Handling and Discharge of Hazardous Substances; and (iv) all applicable writs, orders, judgements, injunctions, governmental communications, decrees, informational requests or demands issued pursuant to, or arising under, any Environmental Laws.

          (b) There are no (and, to the Knowledge of the Company and the Shareholders, there is no basis for any) non-compliance orders, warning letters, notices of violation (collectively "Notices"), claims, suits, actions, judgments, penalties, fines, or administrative or judicial investigations or proceedings (collectively "Proceedings") pending or, to the Knowledge of the Company and the Shareholders, threatened against or involving the Company, or its business, operations, properties, or assets, issued by any Governmental Authority or third party with respect to any Environmental Laws or Licenses issued to the Company thereunder in connection with, related to or arising out of the ownership by the Company of its properties or assets or the operation of its business, which have not been resolved or which would impose any obligation, burden or continuing liability on United or the Surviving Corporation in the event that the transactions contemplated by this Agreement are consummated.

          (c) The Company has not Handled or Discharged in violation of any Environmental Laws, nor has it authorized any third party to Handle or Discharge in violation of any Environmental Laws, Hazardous Substances in violation of any Environmental Laws to, at or upon: (i) any location other than a site lawfully permitted to receive such Hazardous Substances; (ii) any real property currently or previously owned or leased by the Company; or (iii) any site which, pursuant to any Environmental Laws, (x) has been placed on the National Priorities List or its state equivalent, or (y) the Environmental Protection Agency or the relevant state agency or other Governmental Authority has notified the Company that such Governmental Authority has proposed or is proposing to place on the National Priorities List or its state equivalent.

          (d) Schedule 3.13 identifies the operations and activities, and
              -------------
locations thereof, which have been conducted or are being conducted by the Company on any real property currently or previously owned or leased by the Company where maintenance activities or operations have been conducted or are being conducted which have involved the Handling or Discharge of Hazardous Substances.

          (e) Except as set forth on Schedule 3.13, the Company does not use,
                                     -------------
nor has it used, any Aboveground Storage Tanks (as defined in clause (g) below) or Underground Storage Tanks (as defined in clause (g) below), and there are not now nor have there ever been any Underground Storage Tanks beneath any real property currently or previously owned by the Company that are required to be registered under applicable Environmental Laws.

          (f) Schedule 3.13 identifies (i) all environmental audits, assessments
              -------------
or occupational health studies undertaken by the Company or its agents or, to the Knowledge of the Company and Shareholders, undertaken by any Governmental Authority, or any third party, relating to or affecting the Company or any real property currently or previously owned or leased by the Company; (ii) the results of any ground, water, soil, air or asbestos monitoring undertaken by the Company or its agents or, to the Knowledge of the Company and Shareholders, undertaken by any Governmental Authority or any third party, relating to or affecting the Company or any real property currently or previously owned or leased by the Company which indicate the presence of Hazardous Substances at levels requiring a notice or report to be made to a Governmental Authority or in violation of any applicable Environmental Laws; (iii) all material written communications between the Company and any Governmental Authority arising under or related to Environmental Laws; and (iv) all outstanding citations issued under OSHA, or similar state or local statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, relating to or affecting either the Company or any real property currently or previously owned or leased by the Company.

          (g) For purposes of this Section 3.13, the following terms shall have the meanings ascribed to them below:

          "Aboveground Storage Tank" shall have the meaning ascribed to such term in Section 6901 et seq., as amended, of RCRA, or any applicable state
                          -- ---
     or local statute, law, ordinance, code, rule, regulation, order ruling, or decree governing Aboveground Storage Tanks.

          "Company" means the Company and any subsidiaries.

          "Discharge" means any manner of spilling, leaking, dumping, discharging, releasing or emitting, as any of such terms may further be defined in any Environmental Law, into any medium including, without limitation, ground water, surface water, soil or air.

          "Environmental Laws" means all federal, state, regional or local statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings, and changes or ordinances or judicial or administrative interpretations thereof, or similar laws of foreign jurisdictions where the Company conducts business, currently in existence, any of which govern (or purport to govern) or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste or occupational health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances, or judicial or administrative interpretations thereof, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. (S)9601, et
                                                                             --
     seq. (collectively "CERCLA"); the Solid Waste Disposal Act, as amended by
     ---
     the Resource Conservation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. (S)6901 et seq. (collectively
                                                           -- ---
     "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C.
     (S)1801, et seq.; the Clean Water Act, as amended, 33 U.S.C. (S)1311, et
              -- -----                                                     --
     seq.; the Clean Air Act, as amended (42 U.S.C. (S)7401-7642); the Toxic
     -----
     Substances Control Act, as amended, 15 U.S.C. (S)2601 et seq.; the Federal
                                                           -- ---
     Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. (S)136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended, 42 U.S.C. (S)11001, et seq. (Title III of SARA) ("EPCRA");
                                          -- ---
     and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C.
     (S)651, et seq. ("OSHA").
             -- ---

          "Handle" means any manner of generating, accumulating, storing, treating, disposing of, transporting, transferring, labeling, handling, manufacturing or using, as any of such terms may further be defined in any Environmental Law, of any Hazardous Substances or Waste.

          "Hazardous Substances" shall be construed broadly to include any toxic or hazardous substance, material, or waste, and any other contaminant, pollutant or constituent thereof, whether liquid, solid, semi-solid, sludge and/or gaseous, including without limitation, chemicals, compounds, by-products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, the presence of which requires investigation or remediation under any Environmental Laws or which are or become regulated, listed or controlled by, under or pursuant to any Environmental Laws, including, without limitation, RCRA, CERCLA, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, FIFRA, EPCRA and OSHA, or any similar state statute, or any future amendments to, or regulations implementing such statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, or which has been or shall be determined or interpreted at any time by any Governmental Authority to be a hazardous or toxic substance regulated under any other statute, law, regulation, order, code, rule, order, or decree.

          "Licenses" means all licenses, certificates, permits, approvals and registrations.

          "Underground Storage Tank" shall have the meaning ascribed to such term in Section 6901 et seq., as amended, of RCRA, or any applicable state
                          -- ---
     or local statute, law, ordinance, code, rule, regulation, order ruling, or decree governing Underground Storage Tanks.

     3.14  REAL ESTATE.  Neither the Company nor its subsidiary own any parcels
          -----------
of real property.  Schedule 3.14 sets forth (a) a list of all leases, licenses
                   -------------
or similar agreements currently in effect ("Real Property Leases" ) copies of which have previously been furnished to United, (b) the lessor and lessee thereof and the date and term of each of such leases, (c) the legal description, if known, including street address, of each property covered thereby (the "Leased Premises"), and (d) a brief description (including size and function) of the principal improvements and buildings thereon. The Real Property Leases are in full force and effect and have not been amended, and neither the Company nor its subsidiary, nor to the Knowledge of the Company and the Shareholders, is any
other party thereto in default or breach under any such lease.   No event has
occurred which, with the passage of time or the giving of notice or both, would cause a breach of or default by the Company or its subsidiary under any of such leases and, to the Knowledge of the Company and the Shareholders, there is no breach or anticipated breach by any other party to such leases. With respect to
each of the Leased Premises:   each of the Company and its subsidiary has valid
leasehold interests or other rights of use and occupancy in the Leased Premises, free and clear of any Liens on such leasehold interests created by the Company or its subsidiary or other rights of use and occupancy, or any covenants, easements or title defects known to or created by the Company or its subsidiary, except as do not adversely affect the occupancy or uses of such properties; the portions of the buildings located on the Leased Premises that are used in the business of the Company or its subsidiary are within the property setback and building lines of the respective property, and are in the aggregate sufficient to satisfy the current normal business activities of the Company or its subsidiary as conducted thereat; each of the Leased Premises (a) has access to public roads, such access being sufficient to satisfy the current and reasonably anticipated normal transportation requirements of the business of the Company or its subsidiary as presently conducted at such parcel; and (b) is served by all utilities in such quantity and quality as are sufficient to satisfy the current normal business activities as currently conducted at such parcel; and neither the Company nor its subsidiary has received notice of (a) any condemnation proceeding with respect to any portion of the Leased Premises or any access thereto and, to the Knowledge of the Company and the Shareholders, no such proceeding is contemplated by any Governmental Authority; or (b) any special assessment which may affect any of the Leased Premises and, to the Knowledge of the Company and the Shareholders, no such special assessment is contemplated by any Governmental Authority.

     3.15  GOOD TITLE TO AND CONDITION OF ASSETS.
           -------------------------------------

          (a) Except as set forth on Schedule 3.15, each of the Company and its
                                     -------------
subsidiary has good and marketable title to all of its Assets (as hereinafter defined), free and clear of any Liens or restrictions on use. For purposes of this Agreement, the term "Assets" means all of the properties and assets owned or leased by the Company and its subsidiary, other than the Leased Premises, whether personal or mixed, tangible or intangible, wherever located. Schedule
                                                                      --------
3.15 contains a true and complete list of all Assets of the Company and its
----
subsidiary, setting forth a description of each such Asset, whether it is owned or leased, and if owned, the name of the lienholder and the amount of the Lien, and if leased, the name of the lessor and the general terms of the lease.

          (b) Each of the Fixed Assets (as hereinafter defined) currently in use or necessary for the business and operations of the Company and its subsidiary is in operating condition, normal wear and tear and routine maintenance excepted. For purposes of this Agreement, the term "Fixed Assets" means all vehicles, machinery, equipment, tools, supplies, leasehold improvements, furniture and fixtures presently owned or leased by the Company and its subsidiary or set forth on the Current Balance Sheet (except for dispositions following the date of the Current Balance Sheet) or acquired by the Company since the date of the Current Balance Sheet.

     3.16  COMPLIANCE WITH LAWS.  Each of the Company and its subsidiary is and
           --------------------
has been in compliance with all laws, regulations and orders applicable to it, its business and operations (as conducted by it now and in the past), the Assets and the Leased Premises and any other properties and assets (in each case owned or used by it now or in the past). Each of the Company and its subsidiary has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or, to the Knowledge of the Company and the Shareholders, threatened. Each of the Company and its subsidiary is not subject to any Contract, decree or injunction in which the Company or its subsidiary is a party which restricts the continued operation of any business of the Company or its subsidiary or the expansion thereof to other geographical areas, customers and suppliers or lines of business.

     3.17  LABOR AND EMPLOYMENT MATTERS.  Schedule 3.17 sets forth the name and
           ----------------------------   -------------
current rate of compensation of the employees of the Company and its subsidiary. Except as set forth on Schedule 3.17, (i) the Company is not a party to or bound
                       -------------
by any collective bargaining agreement or any other agreement with a labor union; (ii) there has been no effort by any labor union during the twenty-four
(24) months prior to the date hereof to organize any employees of the Company or its subsidiary into one or more collective bargaining units; and (iii) there is no pending or, to the

Knowledge of the Company and the Shareholders, threatened labor dispute, strike or work stoppage which affects or which may affect the business of the Company or its subsidiary or which may interfere with its continued operations. None of the Shareholders is aware that any executive or key employee or group of key employees has any plans to terminate his, her or their employment with the Company or its subsidiary as a result of the Merger or otherwise.

     3.18  EMPLOYEE BENEFIT PLANS.
           ----------------------

          (a) Schedule 3.18 sets forth each Employee Benefit Plan (as defined in
              -------------
clause (d) below) of the Company.  Except as set forth on Schedule 3.18, with
                                                          -------------
respect to each Employee Benefit Plan of the Company and its subsidiary, (i) each has been administered in compliance with its terms and with all applicable laws including, without limitation, ERISA and the Code; (ii) no actions, suits, claims or disputes are pending or, to the Knowledge of the Company and the Shareholders, threatened; (iii) no audits, proceedings, claims or demands are pending with any Governmental Authority; (iv) all reports, returns and similar documents required to be filed with any Governmental Authority or distributed to any plan participant have been duly or timely filed or distributed; (v) no "prohibited transaction" has occurred within the meaning of ERISA or the Code;
(vi) no such plan provides medical or dental benefits for any current or former employees of the Company, its subsidiary or their predecessors after termination of employment other than rights that may be provided by law; (vii) no such plan obligates the Company or its subsidiary to pay separation, severance, termination or similar benefits as a result of any transaction contemplated by this Agreement or solely as a result of a "change of control" (as defined in Section 280G of the Code); (viii) all required or discretionary (in accordance with historical practices) payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing shall have been made or properly accrued on the Current Balance Sheet or will be properly accrued on the books and records of the Company as of the Closing; (ix) no such plan has any unfunded liabilities which are not reflected on the Current Balance Sheet or the books and records of the Company or its subsidiary; (x) each of the Company and its subsidiary has complied with the notice and continuation of coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to any group health plan within the meaning of Code Section 5000(b)(1); and (xi) each of the Company and its subsidiary does not participate in, or have ever participated in, or have any withdrawal liability under ERISA with respect to, a "multiemployer plan" (as defined in Section 3(37) of ERISA). True and accurate copies of each Employee Benefit Plan of each of the Company and its subsidiary, together with the most recent annual reports on Form 5500, all IRS favorable determination letters and summary plan descriptions for such plans have been furnished to United.

          (b) With respect to each Employee Benefit Plan of the Company or its subsidiary intended to qualify under Code Section 401(a) or 403(a), (i) the Internal Revenue Service has issued a favorable determination letter, which has not been revoked, that any such plan is tax-qualified and exempt from federal income tax; (ii) no reportable event (within the meaning of Section 4043 of ERISA) has occurred; and (iii) the present value of all liabilities under any such plan will not exceed the current fair market value of the assets of such plan (determined using the actuarial assumption used for the most recent actuarial valuation for such plan).

          (c) Except as set forth in Schedule 3.18, United will not suffer any
                                     -------------
loss, cost or liability as a result of any claim that the Company or its subsidiary, or any entity that would be aggregated with the Company under Code
Section 414(b), (c), (m) or (0), has not complied with the provisions of paragraphs (a) and (b) above with respect to each Employee Benefit Plan maintained by any such entity.

          (d) For purposes hereof, "Employee Benefit Plan" means any: (i) employee pension benefit plan as defined in Section 3(2) of ERISA; (ii) multiemployer plan as defined in Section 3(37) of ERISA; (iii) employee welfare benefit plan as defined in Section 3(1) of ERISA; and (iv) any stock option, bonus, stock purchase, or insurance plan and any severance or termination pay plan or policy in which employees, spouses or dependents participate.

     3.19  TAX MATTERS.  Except as set forth in Schedule 3.19, all Tax Returns
           -----------                          -------------
required to be filed prior to the date hereof with respect to each of the Company and its subsidiary or each of their income, properties, franchises or operations have been timely filed, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by or with respect to the Company and its subsidiary have been paid or are accrued on the Current Balance Sheet. Each of the Company and its subsidiary has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. With respect to each taxable period of the Company and its subsidiary: (i) no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against the Company or its subsidiary; (ii) neither the Company nor its subsidiary has consented to extend the time in which any Taxes may be assessed or collected by any taxing authority; (iii) neither the Company nor its subsidiary has requested or been granted an extension of the time for filing any Tax Return to a date later than the Closing; (iv) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, or pending or, to the Knowledge of the Company and the Shareholders, threatened against or with respect to the Company or its subsidiary regarding Taxes; and
(v) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or its subsidiary.

     3.20  INSURANCE.  Each of the Company and its subsidiary is and has been
           ---------
covered by valid, outstanding and enforceable policies of insurance covering its respective properties, assets and businesses against risks of the nature normally insured against by corporations in the same or similar lines of business (the "Insurance Policies"). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. As of the Effective Time, each of the Insurance Policies will be in full force and effect. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement. Each of the Company and its subsidiaries has complied with the provisions of such Insurance Policies. Schedule 3.20 contains
                                                          -------------
(i) a complete and
correct list of all Insurance Policies and all amendments and riders thereto (copies of which have been provided to United) and (ii) a detailed description of each pending claim under any of the Insurance Policies for an amount in excess of $10,000 that relates to loss or damage to the properties, assets or businesses of the Company or its subsidiary. Neither the Company nor its subsidiary has failed to give, in a timely manner, any notice required under any of the Insurance Policies to preserve its rights thereunder.

     3.21  RECEIVABLES.   All of the Receivables (as hereinafter defined) are
           -----------
valid and legally binding, represent bona fide transactions and arose in the ordinary course of business of the Company. All of the Receivables are good and collectible receivables, and will be collected in full in accordance with the terms of such receivables (and in any event within six (6) months following the Closing), without setoff or counterclaims, subject to the allowance for doubtful accounts, if any, set forth on the Current Balance Sheet as reasonably adjusted since the date of the Current Balance Sheet in the ordinary course of business consistent with past practice. For purposes of this Agreement, the term "Receivables" means all receivables of the Company, including all trade account receivables arising from the provision of services, sale of inventory, notes receivable, and insurance proceeds receivable.

     3.22  LICENSES AND PERMITS.  Each of the Company and its subsidiary
           --------------------
possesses all licenses and required governmental or official approvals, permits or authorizations (collectively, the "Permits") for each of their businesses and operations, including with respect to the operation of each of the Leased Premises, and Schedule 3.22 contains a true and complete list of all such
              -------------
Permits. All such Permits are valid and in full force and effect, each of the Company and its subsidiary is in full compliance with the respective requirements thereof, and no proceeding is pending or threatened to revoke or amend any of them. None of such Permits is or will be impaired or in any way affected by the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.23  ADEQUACY OF THE ASSETS; RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS;
           -------------------------------------------------------------------
AFFILIATED TRANSACTIONS.  The Assets and Leased Premises constitute, in the
-----------------------
aggregate, all of the assets and properties necessary for the conduct of the business of each of the Company and its subsidiary in the manner in which and to the extent to which such business is currently being conducted. Except as set forth in Schedule 3.23, (i) no current customer of the Company or its subsidiary
         -------------
has threatened to terminate its business relationship with the Company or its subsidiary for any reason; (ii) neither the Company nor its subsidiary has any direct or indirect interest in any customer, supplier or competitor of the Company or its subsidiary, or in any person from whom or to whom the Company or its subsidiary leases real or personal property; and (iii) no officer, director or shareholder of the Company or its subsidiary, nor any person related by blood or marriage to any such person, nor any entity in which any such person owns any beneficial interest, is a party to any Contract or transaction with the Company or its subsidiary or has any interest in any property used by the Company or its subsidiary.

     3.24  INTELLECTUAL PROPERTY.  Except as set forth in Schedule 3.24, each of
           ---------------------                          -------------
the Company and its subsidiary has full legal right, title and interest in and to all trademarks, service marks, trade names, copyrights, know-how, patents, trade secrets, proprietary computer software, data bases and compilations, licenses (including licenses for the use of computer software programs), and other intellectual property used in the conduct of its business (the "Intellectual Property") and Schedule 3.24 attached hereto contains a true and
                             -------------
complete list of all such Intellectual Property. The business of each of the Company and its subsidiary as presently conducted does not infringe or misappropriate any rights held or asserted by any Person, and, to the Knowledge of the Company and the Shareholders, no Person is infringing on the Intellectual Property. Except as set forth in Schedule 3.24, no payments are required for
                                  -------------
the continued use of the Intellectual Property. None of the Intellectual Property has ever been declared invalid or unenforceable, or is the subject of any pending or, to the Knowledge of the Company and the Shareholders, threatened action for opposition, cancellation, declaration, infringement, or invalidity, unenforceability or misappropriation or like claim, action or proceeding.

     3.25  CONTRACTS.  Schedule 3.25 sets forth a list of each Contract to which
           ---------   -------------
each of the Company or its subsidiary is a party or by which it or its properties and assets are bound and which is material to its business, assets, properties or prospects and (i) requires annual payments equal to or in excess of $20,000.00 or (ii) provides annual revenues equal to or in excess of $100,000.00 (the "Material Contracts"), true, correct and complete copies of which have been provided to United, excluding standard customer contracts entered into in the ordinary course of its business without material modification from the preprinted forms used by the Company or its subsidiary in the ordinary course of business, copies of which have been supplied to United. Except as set forth in Schedule 3.25, neither the Company nor its subsidiary has
                       -------------
violated any of the terms or conditions of any Material Contract or any term or condition which would permit termination or modification of any Material Contract, and, to the Knowledge of the Company and the Shareholders, all of the covenants to be performed by any other party thereto have been performed, and there are no claims for breach or indemnification or notice of default or termination under any Material Contract. No event has occurred which constitutes, or after notice or the passage of time, or both, would constitute, a default by either the Company or its subsidiary under any Material Contract, and, to the Knowledge of the Company and the Shareholders, no such event has occurred which constitutes or would constitute a default by any other party. Neither the Company nor its subsidiary is subject to any liability or payment resulting from renegotiation of amounts paid it under any Material Contract.

    3.26  CUSTOMER LISTS.  Schedule 3.26 is a true, correct and complete list of
          --------------   -------------
all existing customers of the Company which each individually represent more than 2% of the Company's annual revenue for the twelve month period ended June 30,1998, who have entered into valid and enforceable agreements with the Company (collectively, the "Material Customers"). True, correct and complete copies of such agreements have been furnished by the Company and Shareholders to United. Other than the Material Customers listed on Schedule 3.26, no customer of the
                                            -------------
Company as of the date of this Agreement accounts for more than two percent (2%) of its annual revenue.

     3.27 ACCURACY OF INFORMATION FURNISHED BY THE COMPANY AND THE SHAREHOLDERS.
          ---------------------------------------------------------------------
No representation or warranty by the Company or the Shareholders contained in this Agreement and the various Schedules attached hereto, and in any document or certificate delivered by the Company or the Shareholders in connection with Articles V and VI hereof, contains or shall contain any material untrue
-----------------
statement of a fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. The Shareholders have provided United with true, accurate and complete copies of all documents listed or described in the various Schedules attached hereto.

     3.28  DISCLAIMER OF OTHER REPRESENTATION AND WARRANTIES.  Except as
           -------------------------------------------------
expressly set forth in this Agreement and the Schedules hereto, and any document or certificate delivered in connection herewith, the Company and the Shareholders make no representation or warranty, express or implied, at law or in equity, in respect to the Company or any of its respective assets, customers, prospects, liabilities or operations, and any such other representation or warranty is hereby expressly disclaimed.

     3.29 SECURITIES DOCUMENTS.  Each of the Shareholders has received a copy of
          --------------------
United's prospectus dated November 3, 1998, prior to executing this Agreement.

     3.30 BANK ACCOUNTS; BUSINESS LOCATIONS.  Schedule 3.30 sets forth all
          ---------------------------------   -------------
accounts of each of the Company and its subsidiary with any bank, broker or other depository institution, and the names of all persons authorized to withdraw funds from each such account. As of the date hereof, each of the Company and its subsidiary has no office or place of business other than as identified on Schedule 3.14 and the Company's principal places of business and
              -------------
chief executive offices are indicated on Schedule 3.14, and, except for
                                         -------------
equipment leased to customers in the ordinary course of business, all locations where the equipment, inventory, chattel paper and books and records of each of the Company and its subsidiaries are located as of the date hereof are fully identified on Schedules 3.14.
              --------------

     3.31  NAMES; PRIOR ACQUISITIONS.  All names under which each of the Company
           -------------------------
and its subsidiary does business as of the date hereof are specified on Schedule
                                                                        --------
3.31.  Except as set forth on Schedule 3.31, neither the Company nor its
----                          -------------
subsidiary has changed its name or used any assumed or fictitious name, or been the surviving entity in a merger, acquired any business or changed its principal place of business or chief executive office, within the past three (3) years.

     3.32 NO COMMISSIONS.  Neither the Company nor the Shareholders has incurred
          --------------
any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

                                   ARTICLE IV


                     CONDUCT OF BUSINESS PENDING THE MERGER
                     --------------------------------------

     4.1  CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER.  The Company
          -----------------------------------------------------
covenants and agrees that, between the date of this Agreement and the Effective Time, the business of each of the Company and its subsidiary shall be conducted only in, and each of the Company and its subsidiary shall not take any action except in, the ordinary course of business consistent with past practice. Each of the Company and its subsidiary shall use its reasonable best efforts to preserve intact its business organization, to keep available the services of its current officers, employees and consultants, and to preserve its present relationships with customers, suppliers and other persons with which it has significant business relations. By way of amplification and not limitation, except as described in Schedule 4.1 or except as contemplated by this Agreement,
                       ------------
each of the Company and its subsidiary shall not, between the date of this Agreement and the Effective Time, directly or indirectly, do or propose or agree to do any of the following without the prior written consent of United: (a) amend or otherwise change its articles of incorporation or bylaws or equivalent organizational documents; (b) issue or authorize the issuance of, any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock or other ownership interest; (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock; (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;
(e) acquire (including, without limitation, for cash, or shares of stock, property or services, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof; (f) incur any additional Indebtedness other than in the ordinary course of business consistent with past practices; (g) make any loans or advances to any person or entity or guarantee the Indebtedness of any person or entity, except in the ordinary course of business consistent with past practice; (h) sell, dispose of or encumber any of its assets; (i) enter into, modify or terminate, any Material Contract, other than in the ordinary course of business consistent with past practice; (j) pay any bonus to or increase the compensation or benefits payable or to become payable to its employees, independent contractors or consultants; (k) pay, discharge or satisfy any existing claims, liabilities or obligations other than in the ordinary course of business consistent with past practice; (l) increase or decrease prices charged to its customers, except for previously announced price changes and other price changes made in the ordinary course of business consistent with past practice, or (m) agree, in writing or otherwise, to take or authorize any of the foregoing actions or any other action which would make any representation or warranty in Article III untrue or incorrect.
               -----------

                                   ARTICLE V


                             ADDITIONAL AGREEMENTS
                             ---------------------

     5.1  FURTHER ASSURANCES; COMPLIANCE WITH COVENANTS.  Each party shall
          ---------------------------------------------
execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. The Shareholders shall cause the Company to comply with all of the respective covenants of the Company under this Agreement. At the Closing, the Company and the Shareholders covenant and agree to deliver to United the certificates, opinions and other documents required to be delivered to United pursuant to Article VI; provided, that the Company and the
                                            --------
Shareholders shall use their best efforts to deliver all third party consents required pursuant to the terms of this Agreement, and United covenants and agrees to deliver to the Company and the Shareholders the certificates and other documents required to be delivered to the Company and the Shareholders pursuant to Article VII.

     5.2  COOPERATION.  Each of the parties agrees to cooperate with the other
          -----------
in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any law, rule or regulation or the rules of Nasdaq (or any exchange on which the United Common Stock may be listed) in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a reasonable and lawful method to overcome any objections by any Governmental Authority to any such transactions.

     5.3  HSR ACT AND OTHER ACTIONS.  Each of the parties hereto shall (i) make
          -------------------------
promptly, and in no event later than five (5) business days following the date hereof, its respective filings, if any, and thereafter make any other required submissions, under the HSR Act, with respect to the transactions contemplated hereby, and (ii) use its reasonable best efforts to take all appropriate actions, and do, or cause to be done, all things necessary, proper or advisable under any applicable laws, regulations and Contracts to consummate and make effective the transactions contemplated herein, including, without limitation, obtaining all licenses, permits, consents, approvals, authorizations, qualifications and orders of any Governmental Authority and parties to Contracts with the Company as are necessary for the consummation of the transactions contemplated hereby. Each of parties shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby. The parties also agree to use reasonable best efforts to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby.

     5.4  ACCESS TO INFORMATION.   From the date hereof to the Effective Time,
          ---------------------
the Company shall (and shall cause its directors, officers, employees, auditors, counsel and agents to) afford

United and United's officers, employees, auditors, counsel and agents reasonable access at all reasonable times to its properties, offices, and other facilities and to its officers and to all books and records, and shall furnish such persons with all financial, operating and other data and information as may be requested. No information provided to or obtained by United shall affect any representation or warranty in this Agreement.

     5.5  NOTIFICATION OF CERTAIN MATTERS.  The Shareholders shall give prompt
          -------------------------------
notice to United of the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained herein to be untrue or inaccurate, or any covenant, condition, or agreement contained herein not to be complied with or satisfied.

     5.6  TAX TREATMENT.  United, the Company and the Shareholders will use
          -------------
their respective reasonable best efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code and do not presently intend to take any action after the Merger is effected in order to cause the Merger to lose its tax-free status. Notwithstanding the foregoing, in no event shall any party have any liability to any other party hereunder if the Merger fails for any reason to qualify as a tax free reorganization under
Section 368(a) of the Code. All parties hereto agree to file the Plan of Merger with its respective federal income tax returns for the year in which the Merger is effective to the extent required by law, and to comply with the reporting requirements of Treasury Regulation 1.368-3.

     5.7  CONFIDENTIALITY; PUBLICITY.  Except as may be required by law or as
          --------------------------
otherwise permitted or expressly contemplated herein, no party hereto or their respective Affiliates, employees, agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other parties hereto. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other parties, except that United may make such public disclosure which it believes in good faith to be required by law or by the terms of any listing agreement with or requirements of a securities exchange.

     5.8  NO OTHER DISCUSSIONS.  The Company, the Shareholders, and their
          --------------------
respective Affiliates, employees, agents and representatives will not (i) initiate, encourage the initiation by others of discussions or negotiations with third parties or respond to solicitations by third persons relating to any merger, sale or other disposition of any substantial part of the assets, business or properties of the Company (whether by merger, consolidation, sale of stock or otherwise) or (ii) enter into any agreement or commitment (whether or not binding) with respect to any of the foregoing transactions. The Shareholders will immediately notify United if any third party attempts to initiate any solicitation, discussion or negotiation with respect to any of the foregoing transactions.

     5.9  RESTRICTIVE COVENANTS.  In order to assure that United will realize
          ---------------------
the benefits of the Merger, each of the Shareholders agrees with United that he will not:

          (a) for a period of five (5) years following the Effective Time, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor, lender or security holder of any company or business, engage in any business activity in the business of automobile transport (the "Business") in any State in the United States (the "Restricted Territory"); provided, however, that, the beneficial ownership of less than five percent (5%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or over-the-counter market shall not be deemed, in and of itself, to violate the prohibitions of this Section;

          (b) for a period of five (5) years following the Effective Time, directly or indirectly (i) induce any Person which is a customer of United, its subsidiaries, successors or assigns (the "United Companies") to patronize any business directly or indirectly in competition with the Business in the Restricted Territory; (ii) canvass, solicit or accept from any Person which is a customer of the United Companies, any such competitive business in the Restricted Territory; or (iii) request or advise any Person which has a business relationship with the United Companies in the Restricted Territory to withdraw, curtail or cancel any such Person's business with such entity;

          (c) for a period of five (5) years following the Effective Time, directly or indirectly employ, or knowingly permit any company or business directly or indirectly controlled by him, to employ, any person who was employed by the United Companies at or within the prior six (6) months, or in any manner seek to induce any such person to leave his or her employment;

          (d) at any time following the Effective Time, directly or indirectly, in any way utilize, disclose, copy, reproduce or retain in his possession the Company's proprietary rights or records, including, but not limited to, any of its customer lists; and

          (e) except as otherwise required by law, and then only upon 10 days prior written notice to United, from and after the date of this Agreement in any way or to any Person, denigrate or derogate any of the United Affiliates, or any person who was at any time an officer or director of any of the United Affiliates, or services or procedures of or rendered by any of the United Affiliates, regardless of whether such denigrating or derogatory statements are true and regardless of whether the acts or omissions or purported acts or omissions on which such statements are based occurred before or after the date hereof.

The Shareholders agree and acknowledge that the restrictions contained in this Section are reasonable in scope and duration and are necessary to protect the United Companies after the Effective Time. The parties agree and acknowledge that the breach of this Section will cause irreparable damage to the United Companies and upon breach of any provision of this Section, the United Companies shall be entitled to injunctive relief, specific performance or other equitable relief; provided, however, that, this shall in no way limit any other remedies which the United Companies may have (including, without limitation, the right to seek monetary damages). United and the Shareholders hereby agree that United may assign, without limitation, the foregoing restrictive covenants to any successor to United's auto transport business.

    5.10  DUE DILIGENCE REVIEW AND ENVIRONMENTAL ASSESSMENT.  United shall be
          -------------------------------------------------
entitled to have conducted prior to the Closing a due diligence review of the assets, properties, books and records of the Company and an environmental assessment of the Leased Premises (hereinafter referred to as "Environmental Assessment"). The Environmental Assessment may include, but not be limited to, a physical examination of the Leased Premises, and any structures, facilities, or equipment located thereon, soil samples, ground and surface water samples, storage tank testing, review of pertinent records, documents, and Licenses of the Company. The Shareholders shall provide United or its designated agents or consultants with reasonable access to such property which United, its agents or consultants require to conduct the Environmental Assessment.

    5.11  TRADING IN UNITED COMMON STOCK.  From the date of this Agreement until
          ------------------------------
the Effective Date, the Company and Shareholders (and any Affiliates thereof) shall not directly or indirectly purchase or sell (including short sales) any shares of United Common Stock in any transactions affected on the Nasdaq, or otherwise.

    5.12  CERTAIN TAX MATTERS.  The parties agree that after the Effective Time,
          -------------------
United shall prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns (including any amendments to previously filed Tax Returns) for the Company for any period ending on or before the Effective Time. After the Effective Time, the Shareholders shall provide United with such information and records as may be reasonably requested by United in connection with the preparation of any Tax Return or any audit or other proceeding relating to the Company.

    5.13  SHAREHOLDER VOTE.  Each of the Shareholders, in executing this
          ----------------
Agreement, consents as a shareholder of the Company to the Merger and the transactions contemplated hereby, and waives notice of any meeting in connection therewith and hereby releases and waives all rights with respect to the transactions contemplated hereby under any agreements relating to the sale, purchase or voting of any capital stock of the Company.

    5.14  RESIGNATION. The Shareholders shall resign from their respective
          -----------
positions as directors, officers and/or employees of the Company at the Effective Time.

    5.15  PAYOFF AND ESTOPPEL LETTERS.  Prior to the Closing, the Company shall
          ---------------------------
request and deliver to United payoff and estoppel letters from such holders of any Indebtedness of the Company, which letters shall contain payoff amounts, per diem interest, wire transfer instructions and an agreement to deliver to United, upon full payment of any such Indebtedness, UCC-3 termination statements, satisfactions of mortgage or other appropriate releases and any original promissory notes or other evidences of indebtedness marked canceled.

    5.16  COMPANY COMMON STOCK; STOCK POWERS; RELEASES.  At the Closing, each of
          --------------------------------------------
the Shareholders covenants and agrees to deliver to United: (i) all certificates evidencing shares of capital stock of the Company held by them; (ii) ten stock powers executed in blank, with medallion signature guarantees, for use in connection with the Held Back Shares, and (iii) a release in such form as is reasonably satisfactory to United releasing all claims of any nature against the Company, if any, and any claims arising out of the Merger and the transactions contemplated by this Agreement, provided that such releases shall not cover any rights of the Shareholders against United under this Agreement.

    5.17  WORKING CAPITAL.  The Company and the Shareholders covenant and agree
          ---------------
that the Working Capital (as hereinafter defined) of the Company as of the Effective Date shall be no less than $1,000,000.00 (the "Minimum Working Capital"). The Company and the Shareholders hereby acknowledge and agree that if the actual Working Capital of the Company as of the Effective Date is less than the Minimum Working Capital, then United shall be given and allowed an offset to the Purchase Price ("Working Capital Purchase Price Offset") equal to the difference between the Minimum Working Capital and the actual Working Capital of the Company as of the Effective Date. The Working Capital Purchase Price Offset, if any, shall be determined in accordance with Section 5.19 hereof
                                                             ------------
and shall be deemed to be Indemnifiable Damages (as defined in Section 9.1
                                                               -----------
hereof), and United may set off against the Held Back Shares in the manner described in Article IX or take any other action or exercise any other remedy
             ----------
available to it by appropriate legal proceedings to recover such amount. For purposes of this Section, "Working Capital" shall mean the amount, if any, by which the aggregate of the Current Assets of the Company exceeds the aggregate of the Current Liabilities of the Company; "Current Assets" shall mean the current assets of the Company determined in accordance with GAAP, including the
                                                                  ---------
cash surrender value of any life insurance policy on the life of any officer of the Company owned by the Company as of the Effective Date; and "Current Liabilities" shall mean the current liabilities of the Company determined in accordance with GAAP, excluding (i) any and all amounts outstanding under any
                      ---------
line of credit of the Company; and (ii) the current portion of long term Indebtedness.

    5.18  INDEBTEDNESS.  Schedule 5.18 is a true, correct and complete list of
          ------------   -------------
all Indebtedness of the Company, including payoff amounts, per diem interest and any prepayment penalties or premiums. The Company and the Shareholders covenant and agree that the Indebtedness of the Company as of the Effective Date shall not be greater than $6,000,000.00 (the "Maximum Indebtedness"). The Company and Shareholders hereby acknowledge and agree that if the Indebtedness of the Company as of the Effective Date is greater than the Maximum Indebtedness, then United shall be given and allowed an offset to the Purchase Price (the "Indebtedness Purchase Price Offset") equal to the difference between the actual Indebtedness of the Company as of the Effective Date and the Maximum Indebtedness. The Indebtedness Purchase Price Offset shall be deemed to be Indemnifiable Damages (as defined in Section 9.1 hereof), and United may set off
                                     -----------
against the Held Back Shares in the manner described in Article IX or take any
                                                        ----------
other action or exercise any other remedy available to it by appropriate legal proceedings to recover such amount; provided, however, such difference has not
                                    --------
already been reflected as a reduction of the Merger Consideration under Section
                                                                        -------
1.3 hereof.  Such determination shall be made within sixty (60) days following
----------
the Effective Date.

    5.19  WORKING CAPITAL DETERMINATION.  Within sixty (60) days following the
          ------------------------------
Effective Date, the United Companies shall prepare and provide to the Shareholders a notice ("Working Capital Notice") containing a schedule reflecting the Working Capital of the Company as of the

Effective Date ("Working Capital Computation"). If within thirty (30) days following the date of the Working Capital Notice, the Shareholders do not provide the United Companies with its written objection to the Working Capital Computation and a schedule containing the Shareholders' calculation of the Working Capital of the Company as of the Effective Date ("Objection Notice"), then the Working Capital Computation shall be final, conclusive and used for purposes of determining the Working Capital of the Company as of the Effective Date and any Working Capital Purchase Price Offset. If the Objection Notice is timely provided in the form required, and United and the Shareholders are unable to agree in writing upon the Working Capital of the Company as of the Effective Date within thirty (30) days following such Objection Notice, then the issues in dispute will be submitted to a mutually agreed upon "big five" certified public accounting firm (the"Independent Accountant") for the final resolution within thirty (30) days. Each party will furnish to the Independent Accountant such documents and information relating to the disputed issues as the Independent Accountant may request and are available to that party, and will be afforded the opportunity to present to the Independent Accountant any material information relating to the determination and to discuss the determination with the Independent Accountant. The determination by the Independent Accountant, as set forth in a written notice delivered to the parties, will be binding and conclusive on the parties and shall be used for purposes of determining the Working Capital of the Company as of the Effective Date and any Working Capital Purchase Price Offset. United and the Shareholders (combined) will each bear 50% of the fees of the Independent Accountant for such determination.

    5.20  EMPLOYMENT AGREEMENTS.  At Closing, Michael A. Wysocki and Patrick M.
          ---------------------
Riley shall each enter into an Employment Agreement with United Merger Sub upon such terms and conditions, and in substantially the form attached hereto as

Exhibits B and C.
----------     -

    5.21  FUNDING OF BENEFIT OBLIGATIONS.  Prior to the Effective Date, the
          ------------------------------
Company shall fund any 401K matching contributions to be made by Translesco, Inc., an Illinois corporation ("Translesco"), through December 31, 1998 for the benefit of the employees of Translesco.


                                   ARTICLE VI


             CONDITIONS TO THE OBLIGATIONS OF THE UNITED COMPANIES
             -----------------------------------------------------

     The obligations of the United Companies to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part in writing by the United Companies:

     6.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH
          --------------------------------------------------------------
OBLIGATIONS. The representations and warranties of the Company and the
-----------
Shareholders contained in this Agreement shall be true and correct at and as of the Effective Time with the same force and effect as though made at and as of that time except (i) for changes specifically permitted by or disclosed on any schedule to this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. The Company and the Shareholders shall have performed and complied with all of their respective obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. The Company and the Shareholders shall have delivered to the United Companies a certificate, dated as of the Effective Date, duly signed (in the case of the Company, by its President), certifying that such representations and warranties are true and correct and that all such obligations have been complied with and performed.

     6.2  NO MATERIAL ADVERSE CHANGE OR DESTRUCTION OF PROPERTY.  Between the
          -----------------------------------------------------
date hereof and the Effective Time, (i) there shall have been no Material Adverse Change to the Company, (ii) there shall have been no adverse federal, state or local legislative or regulatory change affecting in any material respect the services, products or business of the Company, and (iii) none of the properties and assets of the Company shall have been damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which damages may have a Material Adverse Effect thereon, and there shall have been delivered to the United Companies a certificate to that effect, dated the Effective Date and signed by or on behalf of the Company and the Shareholders.

     6.3  CORPORATE CERTIFICATE.  The Shareholders shall have delivered to the
          ---------------------
United Companies (i) copies of the articles of incorporation and bylaws of the Company as in effect immediately prior to the Effective Time, (ii) copies of resolutions adopted by the Board of Directors and Shareholders of the Company authorizing the transactions contemplated by this Agreement, and (iii) a certificate of good standing of the Company issued by the Secretary of State of the State of Illinois as of a date not more than ten (10) days prior to the Effective Date, certified in the case of subsections (i) and (ii) of this Section as of the Effective Date by the Secretary of the Company as being true, correct and complete.

     6.4  OPINION OF COUNSEL.  The United Companies shall have received an
          ------------------
opinion dated as of the Effective Date from counsel for the Company and the Shareholders, in form and substance acceptable to the United Companies, to the effect that:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

          (ii) The Company has obtained all necessary corporate authorizations from its Board of Directors and the Shareholders to effect the Merger; and

          (iii) This Agreement is a valid and binding obligation of the Company and the Shareholders, and enforceable against the Company and the Shareholders in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or general equitable principles.

     6.5  CONSENTS.  The Company shall have received consents to the
          --------
transactions contemplated hereby and/or waivers of rights to terminate or modify any material rights or obligations of the Company from any Person from whom such consent or waiver is required under any Contract. In addition, the Company shall have received prior to the Closing, the written acknowledgment and assent, in form acceptable to United, to the continued effectiveness following the Merger of all agreements (whether written or oral) between the Company and the parties set forth on Schedule 6.5, regardless of whether such consent is
                     ------------
required for such continued effectiveness.

     6.6  SECURITIES LAWS.  United shall have received all necessary consents
          ---------------
and otherwise complied with any state or federal securities laws applicable to the issuance of the United Shares, in connection with the transactions contemplated hereby.

     6.7  NO ADVERSE LITIGATION.  There shall not be pending or threatened any
          ---------------------
action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Merger or any other transaction contemplated hereby, and which, in the judgment of United, makes it inadvisable to proceed with the Merger and other transactions contemplated hereby.

     6.8  HSR ACT WAITING PERIOD.  Any applicable HSR Act waiting period shall
          ----------------------
have expired or been terminated.

     6.9  DUE DILIGENCE REVIEW.  United shall be satisfied with the results of
          --------------------
its due diligence review and Environmental Assessment pursuant to Section 5.10 hereof.


                                  ARTICLE VII


                        CONDITIONS TO THE OBLIGATIONS OF
                        THE COMPANY AND THE SHAREHOLDERS
                        --------------------------------

     The obligations of the Company and the Shareholders to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived in whole or in part in writing by the Company and the Shareholders:

     7.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH
          --------------------------------------------------------------
OBLIGATIONS. The representations and warranties of the United Companies
-----------
contained in this Agreement shall be true and correct at and as of the Effective Time with the same force and effect as though made at and as of that time except
(i) for changes specifically permitted by or disclosed pursuant to this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. The United Companies shall have performed and complied with all of their obligations required by this Agreement to be performed or complied with at or prior to the Effective Time. The United Companies shall have delivered to the Company and the Shareholders a certificate, dated as of the Effective Date, and signed by an officer, certifying that such representations and warranties are true and correct and that all such obligations have been complied with and performed.

     7.2  UNITED SHARES AND CASH CONSIDERATION.  At the Closing, United shall
          ------------------------------------
have issued all of the United Shares and shall have delivered to the Shareholders (i) certificates representing the United Shares issued to them hereunder, other than the Held Back Shares, (ii) copies of stock certificates representing the Held Back Shares issued to them, and (iii) the cash consideration pursuant to Section 1.3.

     7.3  NO ORDER OR INJUNCTION.  No court of competent jurisdiction or other
          ----------------------
governmental body shall have issued or entered any order or injunction restraining or prohibiting the transactions contemplated hereby, which remains in effect at the time of the Closing.

     7.4  HSR ACT WAITING PERIOD.  Any applicable HSR Act waiting period shall
          ----------------------
have expired or been terminated.

     7.5  OPINION OF COUNSEL.  The Company and the Shareholders shall have
          ------------------
received an opinion dated as of the Effective Date from counsel for the United Companies, in form and substance acceptable to the Company and the Shareholders, to the effect that:

          (i) Each of the United Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (ii) Each of the United Companies has obtained all necessary corporate authorizations from its Board of Directors and Shareholders to effect the Merger; and

          (iii) This Agreement is a valid and binding obligation of the United Companies and enforceable against the United Companies in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or general equitable principles.

     7.6  CORPORATE CERTIFICATE.  The United Companies shall have delivered to
          ---------------------
the Company and the Shareholders (i) copies of resolutions adopted by the Board of Directors of the United Companies authorizing the transactions contemplated by this Agreement, and (ii) a certificate of good standing of the United Companies issued by the Secretary of State of the State of Delaware as of a date not more than ten (10) days prior to the Effective Date, certified in the case of subsections (i) and (ii) of this Section as of the Effective Date by the Secretary of the United Companies as being true, correct and complete.

                                  ARTICLE VII


                             SECURITIES LAW MATTERS
                             ----------------------

     The Shareholders agree as follows with respect to the sale or other disposition after the Effective Time of the United Shares:

     8.1  DISPOSITION OF SHARES.  In addition to the restrictions set forth in
          ---------------------
Section 5.11, the Shareholders represent, warrant and covenant that the shares
------------
of United Common Stock being acquired by each of them thereunder are being acquired and will be acquired for each of their own accounts and will not be sold or otherwise disposed of, except (a) pursuant to an exemption from the registration requirements under the Securities Act, (b) in accordance with Rule 145(d) under the Securities Act, or (c) pursuant to an effective registration statement filed by United with the SEC under the Securities Act.

     8.2  LEGEND.  The certificates representing the United Shares shall bear
          ------
the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO, (B) IN ACCORDANCE WITH RULE 145(D) UNDER THE ACT, OR (C) IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

United may, unless a registration statement is in effect covering such shares or unless the Shareholders comply with Rule 145(d), place stop transfer orders with its transfer agent with respect to such certificates in accordance with federal securities laws.

                                   ARTICLE IX

                                INDEMNIFICATION
                                ---------------

     9.1  AGREEMENT BY THE COMPANY AND THE SHAREHOLDERS TO INDEMNIFY.  The
          ----------------------------------------------------------
Company and each of the Shareholders, jointly and severally, agree to indemnify and hold the United Companies harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the United Companies (after deduction for any insurance reimbursement or other third party recoveries received by such party as a result thereof, and after applying any reserves or accruals specifically established as of the Effective Date for any potential indemnifiable matters listed below in this Section 9.1, provided such reserves or accruals are included in current liabilities for the purpose of determining Minimum Working Capital under Sections 5.17 and 5.19 hereof) arising out of or resulting from (i) any breach of a representation or warranty made by the Company and the Shareholders in or pursuant to this Agreement, (ii) any breach of the covenants or agreements made by the Company or any of the Shareholders in or pursuant to this Agreement,
(iii) any inaccuracy in any certificate delivered by the Company or any of the Shareholders pursuant to this Agreement, (iv) any Excluded Liability, (v) the matters described in item 3 of Schedule 3.13, (vi) the matters described in
                               -------------
items 2 and 3 on Schedule 3.19, (vii) any state income or sales Taxes due and
                 -------------
payable by or with respect to the Company and its subsidiary, (viii) the matters described on Schedule 3.20 relating to claims owed by the Company to General
             -------------
Motors or (ix) the matters described on Schedule 3.12 (collectively,
                                        -------------
"Indemnifiable Damages"); provided, that the parties agree that the Company's obligation to indemnify the United Companies shall terminate at the Effective Time. Notwithstanding the foregoing, the aggregate amount of Indemnifiable Damages to which the United Companies shall be entitled shall not exceed the Merger Consideration (the "Indemnification Cap"), and the United Companies shall be entitled to Indemnifiable Damages only to the extent that the aggregate of all Indemnifiable Damages exceeds $281,250.00 (the "Indemnification Threshold"); provided, however, that the Indemnification Threshold shall not
             -----------------
apply with respect to, and the United Companies shall be entitled to the full amount of any Indemnifiable Damages resulting from (i) any breach of the representations and warranties set forth in Section 3.21 hereof, (ii) any matter described in subsections (v), (vi), (vii), (viii) and (ix) above, and (iii) any breach of the agreements set forth in Sections 5.17 and 5.18 hereof.

     9.2  SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.
          -----------------------------------------------------------------
Each of the representations, warranties, covenants and agreements made by the Shareholders in this Agreement or pursuant hereto shall survive for a period of two (2) years after the Closing of the transactions contemplated hereby, except that (i) the representations and warranties contained in Sections 3.13 and 3.19 (and the Shareholders' obligation to indemnify the United Companies pursuant to
Section 9.1 hereof with respect to any breach of the terms of either of such Sections) shall survive for a period of three (3) years after the Closing, (ii) the Shareholders' obligation to indemnify the United Companies pursuant to
Section 9.1 (v) hereof shall survive for a period of three (3) years after the Closing and (iii) the covenants and agreements of the Shareholders contained in Sections 5.9, 9.1(vi), 9.1(vii), 9.1(viii) and 9.1(ix) shall survive after such two (2) year period (collectively, the "Surviving Representations and Covenants"). No claim for the recovery of Indemnifiable Damages arising out of a breach of any representation, warranty, covenant, agreement or certificate (other than the Surviving Representations and Covenants) may be asserted by the United Companies against the Shareholders after such representations, warranties, covenants and agreements shall thus expire, provided, however, that claims for Indemnifiable Damages first asserted within
--------  -------
the applicable period shall not thereafter be barred. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement. Each of the representations and warranties made by the Company shall expire at the Effective Time. Each of the representations and warranties made by the United Companies shall expire one year from the Effective Date; provided, that the representations and warranties set forth in Section 2.4
      --------
hereof shall expire two (2) years from the Effective Date.

     9.3  SECURITY FOR THE SHAREHOLDERS' INDEMNIFICATION OBLIGATION.  As
          ---------------------------------------------------------
security for the agreement by the Shareholders to protect, defend, indemnify and hold the United Companies harmless as described in this Article at the Closing, the Shareholders do hereby grant a first priority security interest in, and pledge and instruct the United Companies to set aside and hold, certificates representing the Held Back Shares issued pursuant to this Agreement. The United Companies may set off against the Held Back Shares any Indemnifiable Damages for which the Shareholders may be responsible pursuant to this Agreement, subject, however, to the following terms and conditions:

          (a) The United Companies shall give written notice to the Shareholders of any claim for Indemnifiable Damages or any other damages hereunder, which notice shall set forth (i) the amount of Indemnifiable Damages or other loss, damage, cost or expense which the United Companies claim to have sustained by reason thereof, and (ii) the basis of such claim (the "Claim Notice");

          (b) The Shareholders shall notify the United Companies in writing of an intention to dispute any claim within ten (10) business days from the date of any Claim Notice (the "Notice of Contest Period"). If the Shareholders fail to provide the United Companies such written notice within the Notice of Contest Period or if any such dispute is not resolved within thirty (30) days after expiration of the Notice of Contest Period, then the United Companies may take any action or exercise any remedy available to it by appropriate legal proceedings to collect the Indemnifiable Damages;

          (c) Any set off against the Held Back Shares shall be effected on (i) the date on which a court of competent jurisdiction issues a final non-appealable judgment or award or (ii) the date on which the parties enter into a mutually satisfactory settlement agreement (the "Final Resolution"), and such set off shall be charged proportionally against the Held Back Shares;

          (d) Notwithstanding anything to the contrary set forth in this

Article, the Shareholders shall have the right to pay any Indemnifiable Damages
-------
in cash (by wire transfer of
immediately available funds) within thirty (30) days of a Final Resolution, whereupon the United Companies shall promptly release to the Shareholders such amount of the Held Back Shares, valued in accordance with Section 9.3(e), equal
                                                          --------------
to such cash payment; provided, that if the Shareholders fail to pay any
                      --------
Indemnifiable Damages in cash within such thirty day period, the parties agree that any Indemnifiable Damages shall be satisfied first out of any Held Back Shares, if any, held by the United Companies; and

          (e) For purposes of this Article, the shares of United Common Stock shall be valued at the Average Closing Price.

     9.4  VOTING OF AND DIVIDENDS ON THE HELD BACK SHARES.  Except with respect
          -----------------------------------------------
to shares transferred pursuant to the foregoing right of setoff (and in the case of such shares, until the same are transferred), all Held Back Shares shall be deemed to be owned by the Shareholders and the Shareholders shall be entitled to vote the same; provided, however, that, there shall also be deposited with the
               --------  -------
United Companies subject to the terms of this Article, all shares of United Common Stock issued to the Shareholders as a result of any stock dividend or stock split. All cash issuable to the Shareholders as a result of any cash dividend, with respect to the Held Back Shares, shall be payable to and become the sole property of the Shareholders. All stock issued with respect to Held Back Shares shall be distributed to the Shareholders together with such Held Back Shares.

     9.5  DELIVERY OF HELD BACK SHARES.  The United Companies agree to deliver
          ----------------------------
to the Shareholders no later than five (5) business days after the first anniversary of the Effective Date any Held Back Shares then held by them unless there then remains unresolved any claim for Indemnifiable Damages hereunder as to which notice has been given, in which event United shall continue to hold in accordance with the provisions of this Article, an amount of Held Back Shares reasonably determined by United to satisfy any such unresolved claim and shall return the balance of the Held Back Shares to the Shareholders. Any Held Back Shares remaining on deposit after such claim shall have been satisfied shall be returned to the Shareholders promptly after the time of satisfaction.

     9.6  NO BAR; WAIVER.  If the Held Back Shares are insufficient to set off
          --------------
any claim for Indemnifiable Damages made hereunder (or have been delivered to the Shareholders prior to the making or resolution of such claim), then the United Companies may take any action or exercise any remedy available to it by appropriate legal proceedings to collect the Indemnifiable Damages. The Shareholders hereby waive any rights to contribution or any similar rights they may have against the Company as a result of their agreement to indemnify the United Companies under this Article IX or otherwise.
                            ----------

     9.7  AGREEMENT BY UNITED COMPANIES TO INDEMNIFY.  The United Companies,
          ------------------------------------------
jointly and severally, agree to protect, defend, indemnify and hold the Company and Shareholders harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, reasonable related counsel and paralegal fees and expenses) incurred or suffered by the Company and Shareholders (after deduction for any insurance reimbursement or other third party recoveries received by such party as a result thereof) arising out of or resulting from (i) any breach of a representation or warranty made by the United Companies in this Agreement hereto; (ii) any breach of the covenants or agreements made by the Untied Companies in this Agreement hereto; and (iii) any inaccuracy in any certificate delivered by the United Companies pursuant to this Agreement; provided, that the parties agree that the United Companies obligation (i) to indemnify the Company shall terminate at the Effective Time; and (ii) to indemnify the Shareholders shall terminate one (1) year after the Closing of the transactions contemplated hereby, except that the obligations of the United Companies to indemnify the Company and the Shareholder with respect to any breach of Section 2.4 of its Agreement shall terminate two (2) years after the Closing of the transactions contemplated hereby; provided, however,
                                                           --------
that claims for damages first asserted within the applicable period shall not thereafter be barred.

     9.8  REMEDIES EXCLUSIVE.  The rights of the parties hereto to seek
          ------------------
indemnification under this Article IX shall be the sole remedy of the parties for any claim arising out of this Agreement, except for all equitable rights and remedies to seek specific performance or to enjoin violations of covenants for which money damages may be an inadequate remedy, and for remedies as a result of a claim of fraud (including any violation of federal and state securities laws, rules and regulations).

     9.9    THIRD PARTY CLAIMS.
            ------------------

          (a) If any third party shall notify the United Companies with respect to any matter which may give rise to a claim for indemnification against the Shareholders under this Article IX, then the United Companies shall promptly
                        ----------
notify the Shareholders thereof in writing; provided, however, that no delay on
                                            --------  -------
the part of the United Companies in notifying the Shareholders shall relieve the Shareholders from any obligation hereunder unless (and then solely to the extent) the Shareholders thereby are prejudiced.

          (b) The Shareholders will have the right to defend the United Companies against any non-Governmental Authority third party claim (a "Third Party Claim") with counsel of its choice reasonably satisfactory to the United Companies so long as and to the extent that (i) the Shareholders notify the United Companies in writing within ten (10) days after the United Companies has given notice of the Third Party Claim that the Shareholders will indemnify the United Companies, to the extent provided in this Agreement, from and against any Indemnifiable Damages the United Companies may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; (ii) the Third Party Claim seeks the recovery of solely money damages and does not seek an injunction, specific performance, a declaration of rights or other equitable relief; (iii) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of United Companies, likely to establish a precedential custom of practice adverse to the continuing business interests of the United Companies; and (iv) the Shareholders conduct the defense of the Third Party Claim actively and diligently.

          (c) So long as the Shareholders are conducting the defense of the Third Party Claim in accordance with (b) above, (i) the United Companies may retain separate counsel at its sole cost and expense and participate in (but not control without the Shareholders' consent) the defense of the Third Party Claim; (ii) the United Companies will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Shareholders (not to be unreasonably withheld); (iii) the Shareholders will not consent to the entry of any judgment or enter into any settlement which (a) does not include as an unconditional term thereof the providing to the United Companies by the third party of a release of all liability in respect of such Third Party Claim or (b) provides for any injunctive or other equitable relief against the United Companies (or any of its subsidiaries or any of their respective directors, officers or employees) or loss of rights of the United Companies (or any of its subsidiaries or any of their respective directors, officers or employees).

          (d) In the event that any of the conditions in (b) above is or becomes unsatisfied, however, (i) the United Companies may defend against the Third Party Claim in any manner it reasonably may deem appropriate and consent to the entry of judgment or enter into settlement with respect to such Third Party Claim; (ii) the Shareholders will reimburse the United Companies promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses); and (iii) the Shareholders will remain responsible for any Indemnifiable Damages the United Companies may suffer resulting from, arising out of, relating to or caused by the Third Party Claim to the fullest extent provided in this Article IX.
                                       ----------

          (e) With respect to any third party action which relates solely to an audit or other proceeding by any Governmental Authority of any Tax Return of the Company for any period ending on or prior to the Effective Date, the United Companies hereby agree to (i) notify the Shareholders of the commencement of such action, provided, however, that the omission to so notify the Shareholders
             -----------------
will not relieve them from any liability which they may have hereunder unless the Shareholders have been materially prejudiced thereby, (ii) provide the Shareholders with all material information that they request relating to the handling of such action, and (iii) confer with the Shareholders with respect to the defense of such claim.

                                   ARTICLE X

                                  DEFINITIONS
                                  -----------

     10.1  DEFINED TERMS.  As used herein, the following terms shall have the
           -------------
following meanings:

     "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and treasury regulations promulgated thereunder.

     "Contract" means any agreement, contract, lease, note, mortgage, indenture, loan agreement, franchise agreement, covenant, employment agreement, license, instrument, purchase and sales order, commitment, undertaking, obligation, whether written or oral, express or implied.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Liability" shall mean (i) any obligations and liabilities of the Company or its subsidiary, absolute or contingent, known or unknown, other than Designated Liabilities, and (ii) any liability or obligation of the Company or its subsidiary to the Shareholders or the Shareholders to any party claiming to have a right to acquire any shares of capital stock or other securities convertible into or exchangeable for any shares of capital stock of the Company.

     "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

     "Governmental Authority" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Indebtedness" of any entity means all obligations of such entity (i) which in accordance with GAAP should be classified upon a balance sheet as indebtedness, including the current portion of any Indebtedness and any and all amounts outstanding under any line of credit of such entity; (ii) for borrowed money or purchase money financing which has been incurred in connection with the acquisition of property, assets or services; (iii) secured by any Lien or other charge upon property or assets owned by such entity, even though such entity has not assumed or become liable for the payment of such obligations; (iv) created or arising under any conditional sale or other title retention agreement with respect to property acquired by such entity, whether or not the rights and remedies of the lender or lessor under such agreement in the event of default are limited to repossession or sale of the property; (v) for remaining payments under any capitalized leases (as defined under GAAP), non-competition agreements, severance agreements, or any other agreements made outside the ordinary course of business; (vi) for all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and all other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; or (vii) current liabilities in respect of unfunded vested benefits under plans covered by ERISA, and excluding any item included in the calculation of Working Capital pursuant to Section 5.17 and deferred income taxes.

     "Knowledge" means knowledge of the directors, officers and Shareholders of the Company.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

     "Material Adverse Change (or Effect)" means a change (or effect), in the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects which change (or effect) individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, business or prospects.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Tax Return" means any tax return, filing or information statement required to be filed in connection with or with respect to any Taxes, including any amendments to previously filed Tax Returns; and

     "Taxes" means all taxes, fees or other assessments, including, but not limited to, income, excise, property, sales, franchise, intangible, withholding, social security and unemployment taxes imposed by any federal, state, local or foreign governmental agency, and any interest or penalties related thereto.

     10.2   OTHER DEFINITIONAL PROVISIONS.  All terms defined in this Agreement
            -----------------------------
shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable. As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.


                                   ARTICLE XI


                                  TERMINATION
                                  -----------

     11.1 TERMINATION. This Agreement may be terminated at any time prior to the
          -----------
Effective Time: (a) by mutual written consent of all of the parties hereto at any time prior to the Closing; or (b) by United in the event of a material breach by the Company or any of the Shareholders of any provision of this Agreement; or (c) by the Company in the event of a material breach by United of any provision of this Agreement; or (d) by either United or the Company if the Closing shall not have occurred by January 31, 1998.

     11.2 EFFECT OF TERMINATION.  Except for the provisions of Section 5.7 and
          ---------------------                                -----------
Article IX hereof, which shall survive any termination of this Agreement, in the
----------
event of termination of this Agreement pursuant to Section 11.1, this Agreement shall forthwith become void and of no further force and effect and the parties shall be released from any and all obligations hereunder; provided, however, that nothing herein shall relieve any party from liability for the breach of any of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination.


                                  ARTICLE XII


                               GENERAL PROVISIONS
                               ------------------

     12.1 NOTICES.  All notices, requests, demands, claims, and other
          -------
communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

          (i)  IF TO THE UNITED COMPANIES TO:

               United Road Services, Inc.
               7 Piedmont Center, Suite 500

               3525 Piedmont Road
               Atlanta, GA  30305
               Attn:  Mr. Robb Adams, Vice President
               Telecopy:  (404) 364-1878


               WITH A COPY TO EACH OF:

               Akerman, Senterfitt & Eidson, P.A.
               1 Southeast Third Avenue, 27th Floor
               Miami, FL  33131
               Attn: Marc L. Druckman, Esq.
               Telecopy:    (305) 374-5095

               AND

               McDermott, Will & Emery
               600 13th Street, N.W.
               Washington, D.C. 20005-3096
               Attn: Karen A. Dewis, Esq.
               Telecopy: (202) 756-8087


          (ii) IF TO THE COMPANY AND/OR THE SHAREHOLDERS TO:

               _____________________________
               _____________________________
               _____________________________
               Attn:  ________________________
               Telecopy:  ____________________


               WITH A COPY TO:

               Kerr, Russell and Weber, PLC
               500 Woodward Avenue, Suite 2500
               Detroit, MI 48226
               Attn: George J. Christopoulos, Esq.
               Telecopy: (313) 961-0388

     Notice shall be deemed given on the date sent if sent by facsimile transmission and on the date delivered (or the date of refusal of delivery) if sent by overnight delivery or certified or registered mail.

     12.2 ENTIRE AGREEMENT.  This Agreement (including the Exhibits and
          ----------------
Schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter except with respect to certain Additional Agreements dated as of the date hereof by and among the parties hereto. The parties agree that prior drafts of this Agreement shall not be deemed to provide any evidence as to the meaning of any provision hereof or the intent of the parties with respect thereto. The Exhibits and Schedules constitute a part hereof as though set forth in full above.

     12.3 EXPENSES.  Except as otherwise provided herein, the parties shall pay
          --------
their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. The Shareholders shall pay all legal, accounting, tax consulting, financial advisory and other fees and expenses (other than fees and expenses owed to KPMG), including any transfer fees, government filing fees and the cost of title insurance and surveys, incurred by the Company in connection with the transactions contemplated by this Agreement.

     12.4 AMENDMENT; WAIVER.  This Agreement may not be modified, amended,
          -----------------
supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

     12.5 BINDING EFFECT; ASSIGNMENT.  The rights and obligations of this
          --------------------------
Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. After the Closing, the rights of this Agreement may be assigned by United to any successor; provided, that the restrictive covenants set forth in Section 5.9
           --------                                              -----------
hereof shall not be expanded by any such assignment. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by the Company, or any Shareholders without the prior written consent of United.

     12.6 COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. A telecopy signature of any party shall be considered to have the same binding legal effect as an original signature.

     12.7 INTERPRETATION.  When a reference is made in this Agreement to an
          --------------
article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

     12.8 CONSTRUCTION.  The parties agree and acknowledge that they have
          ------------
jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

     12.9 GOVERNING LAW; SEVERABILITY.  This Agreement shall be construed in
          ---------------------------
accordance with and governed for all purposes by the laws of the State of New York applicable to contracts executed and to be wholly performed within such State. If any word, phrase, sentence, clause, section, subsection or provision of this Agreement as applied to any party or to any circumstance is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other circumstance or the validity or enforceability of any other word, phrase, sentence, clause, section, subsection or provision of this Agreement. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

    12.10 ARM'S LENGTH NEGOTIATIONS.  Each party herein expressly represents and
          -------------------------
warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

                         [Signatures On Following Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                    UNITED ROAD SERVICES, INC., a Delaware corporation


                              By:
                                 ----------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                      -----------------------------------

                              URS TRANSPORT, INC., a Delaware corporation


                                By:
                                 ----------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                      -----------------------------------


                              MPG TRANSCO, LTD., an Illinois corporation


                              By:
                                 ----------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                      -----------------------------------



                              -------------------------------------------
                              MICHAEL A. WYSOCKI, individually




                              -------------------------------------------
                              PATRICK M. RILEY, individually




                              -------------------------------------------
                              GARY R. SIENKIEWICZ, individually

                         LIST OF EXHIBITS AND SCHEDULES



Exhibit A    Plan of Merger and Reorganization

Exhibit B    Employment Agreement-Michael A. Wysocki

Exhibit C    Employment Agreement-Patrick M. Riley

Schedule     3.1  Fictitious Names

Schedule     3.4  Capitalization

Schedule     3.5  Shareholders

Schedule     3.6  No Violation

Schedule     3.7  Records of the Company

Schedule     3.8  Subsidiaries

Schedule     3.9  Financial Statements

Schedule    3.10  Changes Since the Current Balance Sheet Date

Schedule    3.12  Litigation

Schedule    3.13  Environmental Matters

Schedule    3.14  Leased Premises

Schedule    3.15  Permitted Liens; Assets

Schedule    3.17  Employees

Schedule    3.18  Employee Benefit Plans

Schedule    3.19  Tax Matters

Schedule    3.20  Insurance Matters

Schedule    3.22  Permits

Schedule    3.23  Affiliated Transactions

Schedule    3.24  Intellectual Property

Schedule    3.25  Material Contracts

Schedule    3.26  Material Customers

Schedule    3.30  Bank Accounts

Schedule    3.31  Names

Schedule     4.1  Conduct of Business Pending the Merger

Schedule    5.18  Indebtedness

Schedule     6.5  Consents